Exhibit 99.1

HILLTOP HOLDINGS INC. Q2 2026 EARNINGS PRESENTATION JULY 2026

2 ©2026 Hilltop Holdings. Confidential and Proprietary. PREFACE MM Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop.com Please Contact: Matt Dunn Phone: 214-525-4636 Email: mdunn@hilltop.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, the Company does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as the Company’s outlook, business strategy, financial condition, efforts to make strategic acquisitions, liquidity and sources of funding, market trends, operations and business, the impact of natural disasters or public health emergencies, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, the collectability of loans, cybersecurity incidents, the outcome of litigation, and the Company’s other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the credit risks of lending activities, including the Company’s ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (ii) effectiveness of the Company’s data security controls in the face of cyberattacks and any legal, reputational and financial risks following a cybersecurity incident; (iii) changes in general economic, market and business conditions in areas or markets where the Company competes, including changes in the price of crude oil; (iv) changes in the interest rate environment, including potential impact of a prolonged elevated interest rate environment; (v) risks associated with concentration in real estate related loans; (vi) the effects of the Company’s indebtedness on its ability to manage its business successfully, including the restrictions imposed by the indenture governing such indebtedness; (vii) disruptions to the economy and financial services industry, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of the Company’s deposit insurance assessments; (viii) cost and availability of capital; (ix) changes in state and federal laws, regulations or policies affecting one or more of the Company’s business segments, including changes in regulatory fees, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (x) changes in key management; (xi) competition in the Company’s banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; and (xiv) the Company’s ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Certain information contained herein, including our 2026 outlook, is preliminary and based on Company data available at the time of the earnings presentation. Information in this presentation speaks only as of the particular date or dates included in the accompanying slides. Except as required by law, Hilltop does not undertake an obligation to, and disclaims any duty to, update any of the information herein. Included in this presentation are certain measures, such as Tangible Common Equity and Tangible Book Value per Share, that are not measures of financial performance recognized by GAAP. These measures are used by management, investors and analysts to assess the use of equity. You should not view these measures as a substitute for results determined in accordance with GAAP, and our disclosure is not necessarily comparable to that of other companies that use non-GAAP measures. Please refer to the “Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures” section of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

INVESTOR HIGHLIGHTS – Q2 2026

Net Income	EPS - Diluted	ROAA	ROAE
$36.5 MM	$0.63	0.99%	6.89%

PlainsCapital Bank

- PlainsCapital Bank generated $51.2 million in pre-tax income during Q2 2026
- Bank net interest margin increased to 3.42% in Q2 2026, up 4 basis points from Q1 2026 and 26 basis points from Q2 2025
- Bank loans HFI[1] increased $194 million, or 2.4%, to $8.3 billion from Q1 2026. On a year-over year basis, Bank loans HFI[1] increased by $535 million, or 6.9%
- Total cost of Bank deposits during Q2 2026 was 1.86%, a decrease of 2 basis points from Q1 2026 and a decrease of 46 basis points from Q2 2025
- PlainsCapital Bank recorded a reversal of credit losses of $1.0 million during the second quarter

PrimeLending

- PrimeLending incurred a $2.0 million pre-tax loss during Q2 2026
- Gain-on-sale of loans sold to third parties, including broker fees, of 229 basis points decreased 32 basis points from Q1 2026 levels
- Noninterest expenses decreased $4.6 million, or 5.4%, from Q2 2025 to Q2 2026, reflecting management's continued focus on expense management
- Origination volume of $2.4 billion increased $365 million, or 18%, from Q1 2026

HilltopSecurities

- HilltopSecurities generated pre-tax income of $12.4 million during Q2 2026
- Pre-tax margin rose from 5.8% in Q2 2025 to 10.0% in Q2 2026
- Net revenue increased by $14.3 million from Q2 2025 to Q2 2026, primarily driven by higher revenue in Wealth Management and Structured Finance

Notes:
(1) Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the Broker-Dealer business at period-end.

3
©2026 Hilltop Holdings. Confidential and Proprietary.
HilltopHoldings

4 ©2026 Hilltop Holdings. Confidential and Proprietary. CAPITAL HIGHLIGHTS – Q2 2026 Capital Management and Tangible Book Value Growth • During Q2 2026, Hilltop returned $58.6 million to stockholders through dividends and share repurchases o $11.6 million in dividends o $47.0 million in share repurchases (1.25 million shares) Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 1, 2 2 2

HILLTOP HOLDINGS – Q2 FINANCIAL SUMMARY

$ in millions, *except EPS* Income Statement and Key Metrics	Q2 2026	Q1 2026	QoQ%	Q2 2025	YoY%
Net Interest Income	$115.9	$112.1	3%	$110.7	5%
Noninterest Income	200.0	188.4	6%	192.6	4%
Total Revenue	**315.8**	**300.5**	**5%**	**303.3**	**4%**
Noninterest Expenses	266.7	248.3	7%	261.2	2%
Pre-provision Net Revenue [1]	**49.1**	**52.2**	**(6%)**	**42.1**	**16%**
Net Charge-offs (Recoveries)	$3.2	$4.3	(26%)	$0.9	253%
Net ACL Build (Release)	(4.1)	(2.5)	63%	(8.2)	(50%)
Provision for (reversal of) Credit Losses	**(1.0)**	**1.8**	**(155%)**	**(7.3)**	**(87%)**
Income Before Income Taxes	**50.0**	**50.4**	**(1%)**	**49.5**	**1%**
Net Income	**38.0**	**39.0**	**(3%)**	**37.9**	**0%**
Minority Interest	1.4	1.2	21%	1.8	(21%)
Income Attributable to Hilltop	**$36.5**	**$37.8**	**(3%)**	**$36.1**	**1%**
EPS - Diluted	$0.63	$0.64	(2%)	$0.57	11%
Return on Average Assets	0.99%	1.02%	(3%)	0.98%	1%
Return on Average Equity	6.89%	7.12%	(3%)	6.62%	4%
Efficiency Ratio	84.5%	82.6%	2%	86.1%	(2%)
EOP Assets	$16,001	$15,702	2%	$15,362	4%
EOP Loans HFI, net	8,588	8,345	3%	7,963	8%
EOP Deposits	10,514	10,532	(0%)	10,392	1%
EOP Shares Outstanding (in thousands)	57,284	58,530	(2%)	63,001	(9%)

Notes:
The sum of the period amounts may not equal the total amounts due to rounding.
(1) Pre-Provision Net Revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses)

5
©2026 Hilltop Holdings. Confidential and Proprietary.
HilltopHoldings

6 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – ALLOWANCE FOR CREDIT LOSSES Allowance for Credit Losses at Period End 6/30/2026 Reserve Composition ($ in millions) Commentary • Applied Moody’s Analytics June 2026 baseline scenario for economic forecast • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.06% as of June 30, 2026 ($ in millions) ACL ACL/Loans HFI Commercial Real Estate Non-owner Occupied 24.4 1.08% Owner Occupied 31.0 1.99% Commercial and Industrial 18.3 1.39% Construction and La nd Development 6.0 0.63% 1-4 Family Residential 4.5 0.24% Consumer 1.67% 0.5 Broker-Dealer 0.02% 0.1 Mortgage Warehouse Lending 0.05% 0.1 Total 84.9 $ 0.98% $98.0 $95.2 $91.5 $89.0 $84.9 ($3.2) ($2.4) ($0.5) $1.9 1.22% 1.16% 1.10% 1.06% 0.98% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 6/30/2025 9/30/2025 12/31/2025 3/31/2026 Net Charge-Off Collective - Economic Conditions Collective - Portfolio Changes Specific Reserves 6/30/2026 Notes: The sum of the period amounts may not equal the total amounts due to rounding.

7 ©2026 Hilltop Holdings. Confidential and Proprietary. Q1 2026 3.13% Deposits 0.08% Inves tment Securities 0.01% Loans Held For Investment 0.05% Loans Held for Sale 0.01% Borrowings (0.07%) Q2 2026 3.21% HILLTOP HOLDINGS – NET INTEREST INCOME & MARGIN ($ in millions) Net Interest Income Quarter-over-Quarter Net Interest Margin Net Interest Margin Key Drivers & Statistics $110.7 $112.4 $112.5 $112.1 $115.9 $ 8 0 .0 $ 8 5 .0 $ 9 0 .0 $ 9 5 .0 $ 1 0 0 .0 $ 1 0 5 .0 $ 1 1 0. 0 $ 1 1 5. 0 $ 1 2 0 .0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 3.01% 3.06% 3.02% 3.13% 3.21% 1 .0 0% 1 .5 0% 2 .0 0% 2 .5 0% 3 .0 0% 3 .5 0 % Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ($ in millions, except as noted) Q2'25 Q1'26 Q2'26 HTH Consolidated Average Earning Assets ($B) $14.7 $14.5 $14.5 Banking Accretion Income $0.6 $1.3 $0.8 Loans HFI (Average Balance) $7,699 $7,987 $8,142 Deposit (Average Balance) $10,815 $10,826 $10,588 Cash and Due (Average Balance) $1,223 $873 $559 Mortgage Loans Held for Sale (Period End) $938 $808 $1,004

8 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – DEPOSITS $7.0 $7.6 $7.9 $7.6 $7.4 $2.8 $2.8 $2.8 $2.8 $2.7 $0.6 $0.3 $0.1 $0.1 $0.4 $10.4 $10.7 $10.9 $10.5 $10.5 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. 52% 31% 15% 3% Demand Money Market Time Savings Q2'25 Q1'26 Q2'26 Average Depos its ($B) $10.6 $10.6 $10.4 Average Broker-Dealer Sweep Deposits ($B) $0.6 $0.1 $0.3 Cost of Interest-Bearing Deposits 1 2.91% 2.49% 2.37% Cost of Total Deposits 1 2.15% 1.85% 1.75% ($ in billions) Deposit Mix at Period End Key Drivers & Statistics Interest-Bearing Deposits by Type at 6/30/2026

9 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – NONINTEREST INCOME $90.2 $76.6 $76.2 $73.0 $79.0 $96.5 $131.8 $125.5 $104.2 $111.0 $11.9 $11.0 $12.4 $11.1 $12.2 ($6.0) ($1.6) $3.3 $0.2 ($2.2) $192.6 $217.8 $217.4 $188.4 $200.0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 PrimeLending HilltopSecurities PlainsCapital Bank Corporate, other and eliminations ($ in millions) Q2 2025 $192.6 Net gains on sale of loans and other mortgage production income (3.4) Mortgage loan origination fees 1.6 Principal transactions, commission and fees 16.3 Investment banking, advisory and administrative fees 0.5 Other 1 (7.7) Q2 2026 $200.0 Q2'25 Q1'26 Q2'26 Broker-Dealer TBA Lock Volume ($MM) $1,154 $1,473 $1,324 Mortgage Origination Volume ($B) $2.4 $2.0 $2.4 Net Gains From Mortgage Loan Sales (bps): Loans Sold to Third Parties 223 248 217 Broker Fee Income 10 13 12 Impact of Loans Retained by the Bank (5) (7) (6) As Reported 228 254 223 Noninterest Income Year-over-Year Noninterest Income ($ in millions) Key Drivers & Statistics Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Includes other miscellaneous income from one-time legal benefit in 2025.

10 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – NONINTEREST EXPENSE $190.9 $188.5 $185.0 $183.1 $189.2 $70.3 $83.4 $83.9 $65.2 $77.5 $261.2 $271.9 $268.9 $248.3 $266.7 86.1% 82.3% 81.5% 82.6% 84.5% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $ 0 .0 $ 5 0. 0 $ 10 0 .0 $ 15 0 .0 $ 2 0 . 0 $ 2 50 .0 $ 3 0 . 0 $ 3 50 .0 $ 4 0 . 0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio Q2 2025 $261.2 Compensation and Benefits 3.5 Occupancy and Equipment (1.6) Profes sional Services 1.8 Other Expenses 1.9 Q2 2026 $266.7 ($ in millions) Noninterest Expenses Year-over-Year Noninterest Expense ($ in millions) Key Drivers & Statistics Q2'25 Q1'26 Q2'26 Banking Full-Service Branches 55 54 54 Efficiency Ratio (Bank Only) 55.4% 55.5% 55.0% Mortgage Fixed Expenses ($MM) $38.4 $36.1 $35.8 Variable Compensation ($MM) $35.0 $28.7 $34.5 Variable Comp / Originated Volume 1.4% 1.4% 1.4% Broker-Dealer Variable Compensation ($MM) $36.2 $36.5 $43.0 Compensation / Net Revenue 67.0% 61.4% 62.0%

11 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – LOANS $6.1 $6.2 $6.3 $6.4 $6.6 $0.3 $0.3 $0.3 $0.4 $0.4 $1.4 $1.4 $1.4 $1.4 $1.4 $0.3 $0.3 $0.3 $0.3 $0.3 $8.1 $8.2 $8.3 $8.4 $8.7 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. Q2'25 Q1'26 Q2'26 Average Loans HFI Balance ($B) $8.1 $8.3 $8.5 Annualized HTH Loan HFI Yield % 5.84% 5.75% 5.73% Annualized Bank Loan HFI Yield % 5.81% 5.70% 5.65% 26% 18% 18% 11% 22% 5% CRE - Non-Owner Occupied CRE - Owner Occupied Commercial and Industrial Construction and Land Development 1-4 Family Residential & Consumer Margin Loans at Broker-Dealer 1 ($ in billions) Loan Mix at Period End Key Drivers & Statistics Gross Loans HFI by Type at 6/30/2026

12 ©2026 Hilltop Holdings. Confidential and Proprietary. $896 $282 $11,455 $4,305 $3,167 0.05% 0.01% 0.58% 0.22% 0.16% -0.20% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% $- $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 $12,000 $13,500 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NCOs NCOs/Avg. Total Bank Loans PLAINSCAPITAL BANK – ASSET QUALITY $81,887 $76,542 $61,468 $69,479 $62,268 1.06% 0.97% 0.77% 0.86% 0.75% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total NPAs Total NPAs/(Total Bank Loans + OREO) 1.3x 1.4x 1.7x 1.5x 1.5x 1.27% 1.20% 1.15% 1.10% 1.03% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ACL/Bank NPLs ACL/Bank Loans HFI Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent Bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. ($ in thousands) ($ in thousands) 2.35% 2.30% 2.18% 2.36% 2.67% 0.66% 0.16% 0.20% 3.01% 2.30% 2.18% 2.52% 2.87% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Classified Special Mention Criticized Loans as a % of Bank Loans Non-Performing Assets 1 Net Charge-Offs Allowance for Credit Losses

13 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – 2026 OUTLOOK Outlook • Full year average Bank loans (excluding retained mortgages and mortgage warehouse lending) expected to increase 5% – 7% • Expect to retain $10 – $30 million per month of originated mortgages Loan Growth (Full Year Average HFI Loan Growth) • Full year average Bank deposits (excluding HTS Sweep deposits) expected to increase 0% – 2% Deposit Growth (Full Year Average Deposit Growth) • NII expected to be relatively stable with 2025 levels 0% – 3% • Outlook assumes one Fed Funds rate increase in December 2026 Net Interest Income • Mortgage origination volume $8.5 – $9.5 billion, market dependent • Broker Dealer fees expected to be relatively stable with 2025 levels (3%) – 1% Noninterest Income • Non-variable expenses expected to increase 0% – 2% • Variable expenses expected to follow revenue contribution from fee businesses Noninterest Expense Provision Expense / (Reversal) • Full year provision / average loans HFI: 10 – 25 basis points, market dependent Effective Tax Rate (GAAP) • 22% – 24% full year basis

14 ©2026 Hilltop Holdings. Confidential and Proprietary. Appendix

15 ©2026 Hilltop Holdings. Confidential and Proprietary. NON-GAAP TO GAAP RECONCILIATION AND MANAGEMENT’S EXPLANATION OF NON-GAAP FINANCIAL MEASURES Hilltop Consolidated Tangible Common Equity is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ in thousands, except per share amounts) 12/31/2023 12/31/2024 12/31/2025 6/30/2026 Total Hilltop Stockholders' Equity $2,122,967 $2,189,965 $2,168,401 $2,126,233 Less: Goodwill 267,447 267,447 267,447 267,447 Other intangible assets, net 8,457 6,633 5,605 5,125 Tangible Common Equity $1,847,063 $1,915,885 $1,895,349 $1,853,661 Shares outstanding as of period end 65,153 64,968 59,540 57,284 Book Value Per Share (Common Stockholders' Equity / Shares Outstanding) $32.58 $33.71 $36.42 $37.12 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $28.35 $29.49 $31.83 $32.36

16 ©2026 Hilltop Holdings. Confidential and Proprietary. PLAINSCAPITAL BANK – Q2 2026 HIGHLIGHTS 55.4% 51.7% 54.1% 55.5% 55.0% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 3.16% 3.23% 3.29% 3.38% 3.42% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Efficiency Ratio ¹ Key Highlights Q2 2025 Q2 2026 ROAA 1.35% 1.28% Full Service Branches (period end) 55 54 Net Interest Margin 3.16% 3.42% Assets ($B) (period end) $12.4 $12.7 Summary Results ($ in millions) Q2 2025 Q2 2026 Net Interes t Income $94.9 $99.5 Provisi on for (Revers al of) Credit Losses (7.3) (1.0) Noninteres t Income 11.9 12.2 Noninteres t Expense 59.2 61.5 Income Before Taxes $54.9 $51.2

17 ©2026 Hilltop Holdings. Confidential and Proprietary. PRIMELENDING – Q2 2026 HIGHLIGHTS Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. $2.4 $2.3 $2.4 $2.0 $2.4 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Key Highlights ($ in millions) Q2 2025 Q2 2026 Origination Volume $2,433 $2,394 % Purchas e 89% 87% Sales Volume $2,135 $2,041 MSR Asset (period end) $8 $23 ($ in billions) (In basis points) Mortgage Origination Volume Gain on Sale¹ and Origination Fee Trends Summary Results ($ in millions) Q2 2025 Q2 2026 Net Interes t Income (Expense) ($2.3) ($0.9) Noninteres t Income 90.2 79.0 Noninteres t Expense 84.7 80.1 Income (Loss) Before Taxes $3.2 ($2.0) 228 234 246 254 223 118 108 109 108 127 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Reported Gain on Sale Mortgage loan origination fees

18 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOPSECURITIES – Q2 2026 HIGHLIGHTS Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Summary Results ($ in millions) Q2 2025 Q2 2026 Net Interes t Income $13.2 $13.0 Provision for (Reversal of) Credit Loss es 0.0 0.1 Noninteres t Income 96.5 111.0 Noninteres t Expense 103.3 111.5 Income Before Taxes $6.4 $12.4 Key Highlights ($ in millions) Q2 2025 Q2 2026 Compensation/Net Revenue (%) 67.0% 62.0% Pre-tax Margin (%) 5.8% 10.0% FDIC Insured Balances at PCB (Period End) $551 $400 Other FDIC Insured Balances (Period End) $1,188 $1,251 Public Finance Offerings $23,544 $24,663 TBA Lock Volume $1,154 $1,324 Net Revenues By Business Lines ($ in millions) Q2 2025 Q2 2026 Public Finance Services $30.8 $30.1 Fixed Income Services 12.7 14.0 Wealth Management Retail 32.8 37.9 Clearing Services 11.6 11.8 Securities Lending 2.9 1.6 Structured Finance 14.2 24.7 Other 4.7 3.9 Net Revenues $109.7 $124.0

19 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – AUTO NOTE FINANCE PORTFOLIO Allowance for Credit Losses (ACL) • Auto Note Finance committed portfolio balance has been in decline since 2021 o The impacts of higher interest rates and declining values of used vehicles continue to put downward pressure on the portfolio • Current portfolio comprises 0.48% of Total Bank Loans HFI • No charge-offs during the second quarter • Nonaccrual loans in the auto lending portfolio equated to $8.3 million on June 30, 2026 Notes: 1) Total exposure net of any SBA guarantee ($ in millions) (Ending Balance on June 30, 2026) Auto Note Financing Commitments ¹ Commentary $281 $196 $115 $60 $47 12/31/2022 12/31/2023 12/31/2024 12/31/2025 6/30/2026 6/30/2026 3/31/2026 Auto Note Financing $39.5 $0.03 0.1% 2.0% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans

20 ©2026 Hilltop Holdings. Confidential and Proprietary. HILLTOP HOLDINGS – COMMERCIAL REAL ESTATE PORTFOLIO Commercial Real Estate Portfolio (Ending Balance, $ in millions, on June 30, 2026) CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied (Ending Balance on June 30, 2026) (Ending Balance on June 30, 2026) 6/30/2026 3/31/2026 CRE Non-Owner Occupied Office $516.8 $5.8 1.1% 1.5% CRE Non-Owner Occupied Retail $399.7 $2.5 0.6% 0.7% CRE Non-Owner Occupied Office and Retail $916.5 $8.2 0.9% 1.2% All other CRE Non-Owner Occupied $1,338.5 $16.2 1.2% 0.9% Total CRE Non-Owner Occupied $2,255.1 $24.4 1.1% 1.0% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans $1,559 41% $2,255 59% CRE Owner Occupied CRE Non-Owner Occupied 23% 18% 16% 6% 18% 6% Office 13% Retail Hotel/Motel Multifamily Industrial Mini-Storage Other Notes: The sum of the period amounts may not equal the total amounts due to rounding.